UNITED STATE SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K

AMENDED CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

PUNCH ANIMATION, INC. (Formerly Urban Television Network Corporation)
(Exact name of registrant as specified in its charter)

Nevada	33-58972	22-2800078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

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11705 Willake Avenue, Santa Fe Springs, California 90670
(Address of principle executive offices)

310.419.5914
(Registrant’s telephone number, including area code)

1201 North La Brea Avenue, Suite 256, Inglewood, California 90302
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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This Amended Current Report corrects the Current Report filed on February 2, 2018 to reflect the correct name of our auditor from Thomas M. “Mickey” O’Neal, CPA, CVA to Thayer O’Neal Company, LLC, Certified Public Accountants (“Thayer O’Neal”).

Item 4.01 is amended as follows:

Item 4.01	Changes in Registrant’s Certifying Accountant

On August 22, 2017, the Board of Directors approved the engagement of Rick Yancy of Yancy CPA, LLC (“Yancy”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2015; fiscal year ending September 30, 2016; fiscal year ending September 30, 2017; and all quarterly financial statement occurring between September 30, 2015 and September 30, 2017. On October 12, 2017, Yancy withdrew his engagement after performing minimal services for the Company.

On November 9, 2017, the Board of Directors approved the engagement of Thayer O’Neal Company, LLC, Certified Public Accountants (“Thayer O’Neal”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2015; fiscal year ending September 30, 2016; fiscal year ending September 30, 2017; and all quarterly financial statement occurring between September 30, 2015 and September 30, 2017.

During the Company’s fiscal year ended September 30, 2015, and the subsequent interim period through November 9, 2017, the Company has not consulted with Thayer O’Neal regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Thayer O’Neal did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable Event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The engagement of the new accountant was done by the Chief Executive Officer, who is the sole member of the Board of the Company. The Company does not have an audit committee, or any other committee charged with oversight of financial matters and has entrusted the responsibility in its Chief Executive Officer acting as the Company’s Chief Financial Officer.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Yancy with a copy of this disclosure and requested that Yancy furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether Yancy agrees with the above statements, and if not, stating the respects in which it does not agree. Yancy failed to provide such a letter.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUNCH ANIMATION, INC. (Formerly Urban Television Network Corporation)

Date: March 20, 2018	By:	/s/ Joseph Collins
Name: Joseph Collins
	2	Title: Chief Executive Officer